UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2021

GROM SOCIAL ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Florida	000-55585	46-5542401
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2060 NW Boca Raton Blvd. #6
Boca Raton, Florida 33431
(Address of principal executive offices)

Registrant’s telephone number, including area code: (561) 287-5776

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Purchases of Series B Preferred Stock

On March 31, 2021, Grom Social Enterprises, Inc., a Florida corporation (the “Company”), entered into subscription agreements (each, a “Series B Subscription Agreement”) with three accredited investors, pursuant to which the Company sold the investors an aggregate of 650,000 shares (the “Purchased Shares”) of the Company’s 8% Series B convertible preferred stock (the “Series B Stock”) for a purchase price of $1.00 per share (aggregate gross proceeds of $650,000).

Following the sale of the Purchased Shares, the Company had 9,215,059 shares of Series B Stock issued and outstanding.

FirstFire Global Financing

On March 11, 2021 (the “Effective Date”), the Company entered into a securities purchase agreement (the “FirstFire Purchase Agreement”) with FirstFire Global Opportunities Fund, LLC, a Delaware limited liability company (“FirstFire”), pursuant to which the Company issued to FirstFire a convertible promissory note in the principal amount of $300,000 (the “FirstFire Note”). In connection with the issuance of the FirstFire Note, FirstFire was also issued a five-year warrant (the “FirstFire Warrant”) to purchase up to an aggregate of 3,750,000 shares of the Company’s common stock (the “FirstFire Warrant Shares”), at an exercise price of $0.06 per share. The net proceeds received by the Company were $270,000, after deducting an original issue discount in the amount of $30,000. The Company intends to use the net proceeds for working capital and general corporate purposes.

The FirstFire Note has a principal balance of $300,000, and a stated maturity date of one year from the Effective Date. The FirstFire Note bears interest at a rate of 12% per annum, which is payable when the FirstFire Note becomes due, whether at maturity, or upon acceleration, or by prepayment, or otherwise, with the understanding that the first twelve months of interest (equal to $36,000) is guaranteed and deemed to be earned in full as of the date of issuance. In the event the Company fails to pay any amount when due under the FirstFire Note, the interest rate will increase to the lesser of 20%, or the maximum amount permitted by law. At any time while the FirstFire Warrant Shares are subject to an effective registration statement, or, if no registration statement covering the FirstFire Warrant Shares is effective, at any time after 180 days from the date of issuance, FirstFire may convert any amount due under the FirstFire Note into shares of the Company’s common stock (“FirstFire Conversion Shares”) at a conversion price of $0.06 per share; provided, however, that, if an event of default exists, the conversion price shall be the lesser of (i) $0.03 per share, or (ii) 70% of the lowest trading price of the Company’s common stock during the ten consecutive trading days prior to the conversion. FirstFire may not convert any portion of the FirstFire Note that would cause it to beneficially own in excess of 4.99% of the Company’s common stock (which may be waived, up to 9.99%, by FirstFire upon 61 days' prior notice to the Company). The conversion price and number of shares of the Company’s common stock issuable upon conversion of the FirstFire Note will be subject to adjustment from time to time in the event of any merger, consolidation, distribution of shares, or other dilutive issuances.

The FirstFire Warrant provides for the purchase of up to 3,750,000 shares of the Company's common stock, an exercise price of $0.06 per share. The FirstFire Warrant is exercisable for a term of five years from the Effective Date. FirstFire may not exercise the FirstFire Warrant with respect to any number of FirstFire Warrant Shares that would cause it to beneficially own in excess of 4.99% of the Company’s common stock (which may be waived, up to 9.99%, by FirstFire upon 61 days' prior notice to the Company). The FirstFire Warrant may be exercised for cash, or, if there is not an effective registration statement covering the FirstFire Warrant Shares, the FirstFire Warrant may be exercised on a cashless basis. The exercise price and number of shares of common stock to be deliverable upon exercise of the FirstFire Warrant is subject to adjustment for subdivision or consolidation of shares, or other dilutive issuances.

Pursuant to the FirstFire Purchase Agreement, the Company agreed that, while any of the FirstFire Note, the FirstFire Conversion Shares, the FirstFire Warrants, or the FirstFire Warrant Shares remain outstanding, it would not sell securities on more favorable terms than those provided to FirstFire without adjusting FirstFire’s securities to incorporate those more favorable terms. In addition, the Company agreed to give FirstFire a right of first refusal to participate in any offer or sale of the Company’s equity or debt securities for a period of 18 months after the Effective Date. Further, the Company granted FirstFire mandatory registration rights with respect to the FirstFire Conversion Shares and the FirstFire Warrant Shares, pursuant to the terms of a registration rights agreement between the parties, dated as of the Effective Date (the “FirstFire Registration Rights Agreement”).

The foregoing descriptions of the Series B Subscription Agreement, FirstFire Purchase Agreement, FirstFire Registration Rights Agreement, FirstFire Note and FirstFire Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of such documents, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 4.1 and 4.2, respectively, and are incorporated herein by reference.

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Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information contained in Item 1.01 above is incorporated by reference in this Item 2.03.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

The information contained in Item 1.01 above is incorporated herein by reference in this Item 3.02.

The Purchased Shares, FirstFire Note and FirstFire Warrant described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(a)(2) under the Securities Act of 1933, as amended, and/or Rule 506(b) of Regulation D promulgated thereunder, as transactions by an issuer not involving any public offering.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is included in this Current Report:

Exhibit No.	Description
4.1	12% Convertible Promissory Note, dated March 11, 2021, issued to FirstFire Fund, LLC
4.2	Common Stock Purchase Warrant, dated March 11, 2021, issued to FirstFire Fund, LLC
10.1	Form of Series B Subscription Agreement (incorporated by reference to Exhibit 10.35 to the Company’s Quarterly Report on Form 10-Q, filed with the SEC on August 6, 2020)
10.2	Securities Purchase Agreement, dated March 11, 2021, between the Company and FirstFire Fund, LLC
10.3	Registration Rights Agreement, dated March 11, 2021, between the Company and FirstFire Fund, LLC

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Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GROM SOCIAL ENTERPRISES, INC.

Date: April 5, 2021	By:	/s/ Melvin Leiner
Melvin Leiner Executive Vice President and Chief Financial Officer

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